U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549

                              FORM 8-K

                            CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 1999

                  WORLD SHOPPING NETWORK, INC.
       (Exact name of registrant as specified in its charter)

                            Delaware
      (State or jurisdiction of  incorporation) or organization)


                           000-20277
                  (Commission File Number)

                          11-2872782
            (I.R.S. Employer Identification Number)

1530 Brookhollow Drive, Suite C, Santa Ana, California     92705
    (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number:  (714) 427-0760


(Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OF ASSETS.

The Registrant's Board of Directors unanimously approved the following actions at a meeting duly held and called on August 17, 1999: (i) the merger of World Shopping Network, Inc., a Wyoming corporation ("WSN"), with and into the Registrant ("Merger");
(ii) a reverse split of the issued and outstanding shares of the Common Stock on a one-for-twelve (1:12) basis ("Reverse Stock Split"); (iii) an amendment ("Share Amendment") to the Certificate of Incorporation of the Registrant to implement the Reverse Stock Split and to change the name of the Registrant to World Shopping Network, Inc.; and (iv) the election of new directors of the Registrant.

Under applicable Delaware Law, approval of the Merger and the Share Amendment requires an affirmative vote of a majority of the outstanding shares of Common Stock. On August 17, 1999, holders of a majority of the issued and outstanding shares of Common Stock approved the Merger and the Share Amendment by written consent in accordance with and as permitted by Section 228 of the General Corporation Law of the State of Delaware ("Delaware Law").

An Information Statement was furnished by the Board of Directors of the Registrant to the holders of record at the close of business on August 16, 1999, of the Registrant's outstanding common stock, par value $0.001 per share pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended. The Merger was completed upon the terms and conditions provided in the Agreement and Plan of Merger dated as of September 15, 1999 by and among the Registrant, WSN and the principal stockholders of the Registrant. The Merger Agreement provides for WSN to be merged with and into the Registrant, with the Registrant being the surviving corporation.

The merger is tax free under Internal Revenue Code 361.
This merger also resulted in the following stock splits: (a) of the total 93,450,000 issued and outstanding shares of the Registrant prior to the merger, they were subject to a reverse split of 12 to 1, resulting in issued and outstanding shares of 7,787,500; and (b) of the total 4,556,162 issued and outstanding shares of WSN prior to the merger, they were first subject to a reduction of 2,665,000 due to a Share Exchange Agreement, resulting in a total of 1,891,162, which was then subject to a forward split of 2.5 to 1, resulting in issued and outstanding shares of 4,727,905. The total issued and outstanding shares of common stock after the merger was 12,515,405. The issued and outstanding Class A Warrants totaling 16,000,000 were subject to a reverse split of 12 to 1, resulting in a total of 1,333,333. Effective September 30, 1999, the Registrant changed its name to World Shopping Network, Inc.

Management accounted for the merger as a capital stock transaction (as opposed to a business combination, as that term is defined by generally accepted accounting principles) because the reorganization is a "reverse acquisition" involving a public shell entity. Accordingly, the merger was reported as a reorganization of WSN, which is considered the acquirer for accounting purposes.

There are certain restrictions on the sale or other transfer of the Registrant's common stock issued under the merger. Such stock, generally referred to as "Rule 144 stock", was not registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon an exemption from its requirements. Each exchanging shareholder agreed to (1) acquire such stock for his/her own account and (2) hold the stock for investment purposes only. In addition, the stock certificates are required to contain a legend (a) documenting these restrictions and (b) requiring a legal opinion that any proposed sale is exempt from registration under the Act.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The Exhibits attached to this Form 8-K are set forth in the
Exhibit Index below. The following audited financial statements on World Shopping Network, Inc., a Wyoming corporation, are set forth as follows:

INDEPENDENT AUDITOR'S REPORT

Board of Directors
World Shopping Network, Inc.

We have audited the accompanying consolidated balance sheet of World Shopping Network, Inc. and subsidiary (the "Company"), a development stage company, as of June 30, 1999, and the related consolidated statements of operations, and cash flows for the cumulative period October 2, 1996 (date of inception) to June 30, 1999, and for the years ended June 30, 1999 and 1998, and stockholders' equity for the years ended June 30, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of World Shopping Network, Inc. (a development stage company) as of June 30, 1999, and the results of its operations and its cash flows for the cumulative period October 2, 1996 (date of inception) to June 30, 1999 and for the years ended June 30,1999 and 1998, in conformity with generally accepted accounting principles.

As described in Note to the financial statements, the Company completed reorganization with a publicly held entity in September 1999. Because the transaction was a "reverse acquisition" and the Company is considered the acquirer for accounting purposes, the Company is now required to comply with the Security Exchange Commission Act of 1934. Among other things, this law requires the timely filing of proxy statements, quarterly financial statements, and annual audited financial statements.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in
Note 8 to the financial statements, the Company has been in the development stage since its inception on October 2, 1996. The Company is devoting substantially all of its present efforts in establishing its business. Management's plans regarding the matters which raise doubts about the Company's ability to continue as a going concern are disclosed in Note 8 to the financial statements. Realization of certain assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

KEYHAN COMPANY
AN ACCOUNTANCY CORPORATION
December 28, 1999

              WORLD SHOPPING NETWORK, INC. AND SUBSIDIARY
                    (A DEVELOPMENT STAGE COMPANY)
                      CONSOLIDATED BALANCE SHEET
                            JUNE 30, 1999

                                 ASSETS

CURRENT ASETS
  Cash and cash equivalents                             $ 122,532
  Accounts receivable                                       4,894
  Inventory                                                 7,984
  Prepaid expenses and other assets                         1,474
  Deferred tax asset, net of valuation allowance of $           -
                                                        $ 136,881

PROPERTY AND EQUIPMENT                                     24,918

                                                        $161,799

                     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable and accrued expenses                 $  23,869

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Preferred stock, no par value, authorized
  5,000,000 shares                             $       -
  Common stock, no par value, authorized
  5,000,000 shares, issued and outstanding
  4,551,162 shares                              1,210,677
  Deficit accumulated during development
  Stage                                        (1,072,747)
                                                           $ 137,930
                                                             161,799

            WORLD SHOPPING NETWORK, INC. AND SUBSIDIARY
                   (A DEVELOPMENT STAGE COMPANY)
               CONSOLIDATED STATEMENTS OF OPERATIONS

                                                       Cumulative
                                                     October 2, 1996
                           Year ended June 30        (Date of Inception)
                        1999                1998      to June 30, 1999

SERVICE AND FEE INCOME  $   40,984     $  38,732     $        104,013

GENERAL & ADMINISTRATIVE
EXPENSE                    317,157       472,759           1,084,624

OPERATING LOSS            (276,173)     (434,027)           (980,611)

OTHER INCOME (EXPENSE)
 Interest income                 -         1,229               1,894
 Interest expense          (17,273)            -             (18,030)
 Write off f property
  And equipment                  -             -             (76,000)

                           (17,273)        1,229             (92,136)

INCOME (LOSS) BEFORE
INCOME TAX PROVISION      (293,446)      (432,798)        (1,072,747)

INCOME TAX PROVISION
(BENEFIT)
 Federal                     -             -                       -
 State                       -             -                       -

                             -             -                       -

NET INCOME (LOSS)         (293,446)      (432,798)        (1,072,747)

NET LOSS PER SHARE
OF COMMON STOCK              (0.14)         (0.51)             (0.72)

WEIGHTEDAVERAGE NUMBER
OF SHARES OF COMMON
STOCK OUTSTANDING          2,148,631      842,903          1,488,652

The accompanying notes are an integral part of these financial
Statements.


             WORLD SHOPPING NETWORK, INC. AND SUBSIDIARY
                  (A DEVELOPMENT STAGE COMPANY)
          CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY


                                                         Accumulated
                                                         Deficit During
                     Common Stock     Preferred Stock    Development
                   Shares    Amount  Shares      Amount  Stage
COMMON STOCK ISSUED
In exchange for
100% of outstanding
common stock of
World Shopping
Network, Inc.(CA)
October 15, 1996      665,000 $   86,045   -     $    -  $         -

STOCK ISSUED FOR
CASH                        -          -  492,500  433,500         -

STOCK ISSUED FOR
SERVICES              118,000     59,000        -         -        -

NET LOSS                  -           -         -          - (346,503)

BALANCES
JUNE 30, 1997         783,000    145,045  492,500  433,500   (345,503)

STOCK ISSUED FOR
CASH                   68,500     22,833  416,836  232,939          -

STOCK ISSUED FOR
SERVICES              700,500        701        -        -          -

NET LOSS                    -          -         -       -   (432,798)

BALANCES
JUNE 30, 1998        1,552,000   168,579   909,336 666,439   (779,301)

STOCK ISSUED FOR
CASH                 1,854,421   356,126    74,850  19,533          -

STOCK ISSUED FOR
DIVIDENDS              160,555         -         -       -          -

PREFERRED STOCK
CONVERSION             984,186  685,972  (984,186) (685,972)        -

NET INCOME (LOSS)            -        -         -         -   (293,446)

BALANCE
JUNDE 30, 1999       4,551,162 1,210,677        -         - (1,072,747)


                WORLD SHOPPING NETWORK, INC. AND SUBSIDIARY
                     (A DEVELOPMENT STAGE COMPANY)
                  CONSOLIDATED STATEMENTS OF CASH FLOWS


                                                      Cumulative
                                                      October 2, 1996
                                                      (Date of
                        Year Ended June 30            Inception) to
                       1999            1998           June 30, 1999

CASH FLOWS FROM
OPERATING ACTIVITIES

Net Income (loss)      $ (293,446)   $ (432,798)      $  (1,072,747)

Adjustments to
reconcile net income
(loss) to net cash
provided (used by
operating activities

Common stock issued
For services                    -           701              59,701
Depreciation and
Amortization               10,875        22,442              53,054

(Increase) decrease in
accounts receivable        31,761         2,447             (19,391)
Inventory                       -            79              (7,984)
Employee receivable             -         7,536                   -
Prepaid expenses and
Other assets               14,500         1,721              10,780

Increase (decrease) in
Accounts payable and
Accured expense           (10,832)       31,755              23,869

CASH FLOWS FROM
INVESTING ACTIVITIES

Purchase of equipment      (7,839)      (18,078)            (75,726)

CASH FLOWS FROM
FINANCING ACTIVITIES

Net proceeds from sale
of stock                  375,659       384,695           1,831,399
Offering costs                  -      (128,923)           (680,423)
Loan proceeds                   -             -              13,500
Loan repayments              (288)       (7,212)            (13,500)
Officer loan proceeds           -         1,000               1,000
Officer loan repayments    (1,000)            -              (1,000)
                          374,371       249,560           1,150,976

NET INCREASE (DECREASE
IN CASH AND CASH
EQUIVALENTS               119,390      (134,635)            122,532

BEGINNING CASH AND
CASH EQUIVALENTS            3,142       137,777                   -

ENDING CASH AND
CASH EQUIVALENTS          122,532         3,142             122,532

            WORLD SHOPPING NETWORK, INC. AND SUBSIDIARY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1:  NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT
ACCOUNTING  POLICIES

Organization and Nature of Operations

World Shopping Network, Inc. (the "Company") was incorporated on October 2, 1996 in the state of Wyoming, and has adopted a June 30 year-end. At June 30, 1999, the Company was a development stage company, because it has not commenced meaningful operations.
Since its inception the Company has engaged in research, either by itself and/or through the use of independent consultants, to determine what type of business could be established by a new venture which would have potentially high profits.

Accounting Method

The Company uses the accrual method of accounting for financial statement and tax return purposes.

Consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, WSN-CA, a California corporation. Intercompany transactions have been eliminated in the consolidation.

Purchase Method

Investments in companies have been included in the financial statements using the purchase method of accounting.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with an original maturity of three moths or less to be cash equivalents.

Inventories

Inventories are stated at the lower of cost or estimated market, using the first in-first out method.

Revenue Recognition

Revenues from sales to distributors and resellers are recognized when related products are shipped.

Organization Costs

Organization costs are recorded at cost, less accumulated amortization. Amortization is computed using the straight-line method over60 months.

Concentration of Credit Risk

Accounts at each institution are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. The Company monitors the financial condition of the financial institutions on a regular basis in order to keep the potential risk to a minimum.

Income Taxes

The Company complies with statement of financial standards No. 109, "Accounting for Income Taxes", which requires an asset and liability approach to financial accounting for the reporting of income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statements and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future. Deferred tax assets and liabilities are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary, to reduce the deferred income tax assets to the amount expected to be realized.

The Company has an accounting net operating loss carry-forwards of approximately $1.1 million.

Loss per Common Share

The computations of loss per share of common stock are based on the weighted average number of shares outstanding during the period.

NOTE 2:  STOCKHOLDERS' EQUITY

Stock Issuances

On October 14, 1996, the Company issued 665,000 shares of common stock in exchange for 100% of the common stock of World Shopping
Network, Inc., a California Corporation, at net book value of their common stock, or $86,045.

The Company issued 492,500 shares of preferred stock at $2 per share pursuant to a private placement memorandum (PPM) dated
October 15, 1996, for $985,000, less offering cost of $551,500.

On June 6, 1997, the Company issued 118,000 shares of common stock for services valued at $59,000, in connection with the aforementioned PPM.

During the July-September 1997 period, the Company issued additional 133,750 shares of preferred stock, at $2 per share, for $267,500, less offering costs of $128,923.

The Company further issued 283,086 shares of preferred stock, at $0.33 per share, for $94,362.

In June 1998, the Company issued 700,500 shares of common stock for services valued at $0.001 per share. The Company also issued
68,500 shares of common stock for cash, at $0.33 per share for $22,833.

During the year ended July 31, 1999, the Company issued 2,014,976 shares of common stock, of which 160,555 represent dividends on the preferred stock, and 994,186 represent shares issued as a result of preferred stock conversion.
Reverse Stock Split

On July 2, 1999, the Company declared a 2.5 to 1 reverse stock split at which time the Company's issued and outstanding shares amounted to 4,556,162. As a result of the reverse split, the Company's issued and outstanding shares of common stock are 4,556,162, at June 30, 1999.

NOTE 3:  RELATED PARTY TRANSACTIONS

On October 15, 1996, the Company issued 118,000 shares of common stock with a value of $59,000 to a related party as compensation for services provided, in connection with the aforementioned PPM.

On June 5, 1998, the Company issued 700,500 shares of common stock to three existing shareholders, for services valued at $701.

NOTE 4:  LEASE COMMITMENTS

The Company leases approximately 1,300 square feet of office space, located at 1530 Brookhollow Drive, in Santa Ana, California 92705. The terms of the lease call for monthly payments of approximately $1,400 from March 1997 through February 1998, $1,500 from March 1998 through March 1999, and $1,700 from April 1998 through March 1999. The lease expires on March 24, 2000. Future minimum payments due under the operating lease are approximately $15,000 for the year ending June 30, 2000.

NOTE 5:  MERGERS AND ACQUISITIONS

In September 1999, the Company entered into a merger agreement with USA Growth, Inc., a Delaware corporation, whereby these entities would merge. See Note 9.

NOTE 6:  PROPERTY AND EQUIPMENT

The Company's property and equipment consists of the following at June 30, 1999:

     Computer equipment                             $  66,900
     Office equipment                                   7,373
     Furniture and fixtures                             1,453
                                                       75,726
     Less:  Accumulated depreciation                  (50,808)

                                                    $  24,918

NOTE 7:  GOING CONCERN

The Company is a development stage company, as defined in the Financial Accounting Standards Board No. 7. The Company is devoting substantially all of its present efforts in securing and establishing a new business, and has not generated any significant revenues. It is the Company's belief that it will continue to incur losses for at least the next 12 months, and as a result will require additional funds from equity investments to meet such needs. Realization of certain assets is dependent upon the Company's ability to meet its future financing requirements, and the success of future operations.
These factors raise substantial doubt about the Company's ability to continue as a going concern.

NOTE 8:  YEAR 2000 COMPLIANCE (UNAUDITED)

The management is utilizing both internal and external resources, as appropriate, to ensure that all mission critical systems will be Y2K compliant. Management has also taken reasonable steps to assess the Y2K compliance of its significant third parties. Management believes that all necessary actions have been taken to address this issue, although there can be no assurance as to the outcome of the conversion efforts

NOTE 9:  SUBSEQUENT EVENT

In September 1999, USAG entered into a merger agreement with the Company, whereby such entities would merge and operate as USAG. The merger agreement provides for WSN to be merged with and into USAG, which is the surviving corporation. The merger is tax free under Internal Revenue Code 361. This merger also resulted in the following stock splits: (a) of the total 93,450,000 issued and outstanding shares of USAG prior to the merger, they were subject to a reverse split of 12 to 1, resulting in issued and outstanding shares of 7,787,500; and (b) of the total 4,556,162 issued and outstanding shares of the Company prior to the merger, they were first subject to a reduction of 2,665,000 due to a Share Exchange Agreement, resulting in a total of 1,891,162, which was then subject to a forward split of 2.5 to 1, resulting in issued and outstanding shares of 4,727,905. The total issued and outstanding shares of common stock after the merger was 12,515,405. The issued and outstanding Class A Warrants totaling 16,000,000 were subject to a reverse split of 12 to 1, resulting in a total of 1,333,333.

Effective September 30, 1999, USAG changed its name to World
Shopping Network, Inc. The certificate of incorporation and bylaws of USAG will continue to govern the operation of the Company.


ITEM 8.  CHANGE IN FISCAL YEAR.

By a resolution of the Board of Directors of the Registrant dated November 22, 1999, the determination was made to change the fiscal year end of the Registrant to June 30, effective on December 31, 1999.

                               SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       World Shopping Network, Inc.



Dated: February 29, 2000               By: /s/ John J. Anton
                                       John J. Anton, President

                            EXHIBIT INDEX

Number               Exhibit Description

2 Agreement and Plan of Merger (incorporated by reference to the Definitive Information Statement filed on October 1, 1999)